MGD P1 P2 P4 07/15

SUPPLEMENT DATED JULY 1, 2015

TO THE CLASS 1, CLASS 2 AND CLASS 4 PROSPECTUSES DATED MAY 1, 2015

OF FRANKLIN MUTUAL GLOBAL DISCOVERY VIP FUND

(a series of Franklin Templeton Variable Insurance Products Trust)

The Class 1, Class 2 and Class 4 prospectuses are amended as follows:

In the Fund Summary, the third paragraph under the heading “Principal Investment Strategies,” and in the Fund Details, the seventh paragraph under the heading “Principal Investment Policies and Practices,” are replaced with the following:

            The Fund may invest substantially and potentially up to 100% of its assets in foreign securities, which may include sovereign debt and participations in foreign government debt. The Fund presently does not intend to invest more than a portion (no more than 25%) of its assets in securities of issuers located in emerging market countries.

Please keep this supplement with your prospectus for future reference.